                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:  August 1, 1996


                                   Foamex L.P.
                           Foamex Capital Corporation
- --------------------------------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



         Delaware                      1-11432                   05-0475617
         Delaware                      1-11436                   22-3182164
- --------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
of corporation)                                             Identification No.)


1000 Columbia Avenue
Linwood, PA                                                         19061
- --------------------------------------------------------------------------------
(Address of Principal                                             (Zip Code)
Executive Offices)


               Registrant's telephone number, including area code:
                                 (610) 859-3000
- --------------------------------------------------------------------------------


                                      n/a
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

    On June 11, 1996, PFI Subsidiary, Inc. ("Newco"), PFI Acquisition Corp. ("PFI Acquisition"), Jody B. Vitale, Perfect Fit Industries, Inc., a wholly-owned subsidiary of General Felt Industries, Inc. ("Perfect Fit"), General Felt Industries, Inc., a wholly-owned subsidiary of Foamex L.P. ("General Felt"), and Foamex L.P. entered into an Agreement and Plan of Merger, as amended, (the "Agreement") pursuant to which PFI Acquisition would acquire all of the outstanding shares of capital stock of Perfect Fit through the merger of Newco with and into Perfect Fit.

    On August 1, 1996 (the "Closing Date"), Newco was merged into Perfect Fit and PFI Acquisition acquired all of the outstanding stock of Perfect Fit. Also, on or prior to the Closing Date, (1) Perfect Fit distributed certain assets to General Felt and Foamex L.P. and General Felt assumed certain liabilities of Perfect Fit and (2) Foamex L.P. contributed Perfect Fit's intercompany loan and accrued interest thereon of approximately $75.4 million to General Felt which in turn contributed the same to Perfect Fit.

    In accordance with the Agreement, on the Closing Date, PFI Acquisition paid General Felt $45.4 million ("Purchase Price") in cash consideration for the merger. In addition, Perfect Fit made approximately $2.0 million of payments against its intercompany loan with Foamex L.P. The Agreement provides that the Purchase Price is subject to adjustment for changes in the net assets, as defined, of Perfect Fit. Such adjustment to the Purchase Price will be determined after completion of a closing balance sheet of Perfect Fit as of the Closing Date, and pursuant to the Agreement, any unresolved dispute concerning an adjustment to the Purchase Price will be subject to binding arbitration.

    In the Agreement, Foamex L.P. and certain of its subsidiaries ("Foamex") made various representations and warranties as to Perfect Fit, and Foamex has agreed to indemnify PFI Acquisition for any breaches thereof. Such indemnification provisions cover, among other matters, breaches of agreements and covenants of Foamex contained in the Agreement and certain other agreements and certain liabilities arising from environmental and other matters. Pursuant to the Agreement, Foamex International Inc. and its affiliates agreed not to compete with Perfect Fit for a period of three years from the Closing Date.

    On the Closing Date, Foamex entered into an agreement relating to the sale of products to Perfect Fit.

    On the Closing Date, Foamex repaid $12.0 million of outstanding bank term loan borrowings. Also, Foamex intends to use the remaining net proceeds to offer to redeem the Foamex L.P. 9 1/2% Senior Secured Notes due 2000 (the "Senior Secured Notes").

Item 5.  Other Events

    In addition to the pro forma financial statements required by Item 2, Foamex L.P. has included historical condensed consolidated statements of operations restated for discontinued operations for the periods outlined under Item 7.

Item 7.  Financial Statements and Exhibits.

    (a)  Financial Statements of Business Acquired.

         Not applicable.

    (b)  Pro Forma and Restated Historical Financial Information

         The following pro forma and restated historical condensed consolidated financial statements filed with this report:

                  Pro forma condensed consolidated balance sheet as of March 31, 1996 (1)

                  Historical condensed consolidated statements of operations restated for discontinued operations:

                  o         Year ended January 1, 1995
                  o         Thirteen weeks ended October 1, 1995
                  o         Year ended December 31, 1995 (1)
                  o         Thirteen weeks ended March 31, 1996 (1)

                  (1) Represents the financial information required by Item 2; the remaining condensed consolidated statements of operations is presented in connection with Item 5.

         The pro forma condensed consolidated balance sheet of Foamex as of March 31, 1996 reflects the financial position of Foamex after giving effect to the disposition of the net assets of Perfect Fit as discussed in Item 2 and assumes the disposition took place on March 31, 1996. Such pro forma financial statements also include the effects of the repayment of $12.0 million of bank term loan borrowings of Foamex and the redemption of approximately $31.1 million of Senior Secured Notes at a redemption price of 101% of face value. The historical condensed consolidated statements of operations for the year ended January 1, 1995, the thirteen weeks ended October 1, 1995, the year ended December 31, 1995, and the thirteen weeks ended March 31, 1996 have been restated to reflect discontinued operations associated with the sale of Perfect Fit. The unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of Foamex's results of operations for the periods presented that would have actually resulted had the transactions occurred at the beginning of such periods, or Foamex's results of operations for any future period.

                          FOAMEX L.P.. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (unaudited)
                              as of March 31, 1996

                                                                Perfect        Pro Forma
                                               Foamex (1)       Fit (2)       Adjustments           Total
ASSETS                                        -----------     ----------     ------------         ---------
CURRENT ASSETS:                                                               (thousands)
  Cash and cash equivalents                  $   6,160        $    --         $    --              $   6,160
  Accounts receivable, net                     142,258           17,451            --                124,807
  Inventories                                  106,532           18,230            --                 88,302
  Other current assets                          24,122              778             596 (3)           23,940
                                             ---------        ---------       ---------            ---------

   Total current assets                        279,072           36,459             596              243,209

PROPERTY, PLANT AND EQUIPMENT, NET             189,230           22,479             500 (4)          167,251

COST IN EXCESS OF ASSETS ACQUIRED, NET         130,667           40,080            --                 90,587

DEBT ISSUANCE COSTS, NET                        18,071             --            (1,491)(5)           16,580

OTHER ASSETS                                    15,988            1,421           2,924 (6)           17,491
                                             ---------        ---------       ---------            ---------

TOTAL ASSETS                                 $ 633,028        $ 100,439       $   2,529            $ 535,118
                                             =========        =========       =========            =========

LIABILITIES AND PARTNERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
  Short-term borrowings                      $   4,129        $    --         $    --              $   4,129
  Current portion of long-term debt              8,496             --            (3,000)(7)            5,496
  Accounts payable                              73,182            8,800            --                 64,382
  Accrued interest                              20,372             --              --                 20,372
  Other accrued liabilities                     69,173            3,320            (288)(8)           65,565
                                             ---------        ---------       ---------            ---------

   Total current liabilities                   175,352           12,120          (3,288)             159,944
                                             ---------        ---------       ---------            ---------

LONG-TERM DEBT                                 431,899             --           (40,104)(9)          391,795
                                             ---------        ---------       ---------            ---------

OTHER LIABILITIES                               30,514             --              --                 30,514
                                             ---------        ---------       ---------            ---------

MINORITY INTEREST                                 --               --              --                   --
                                             ---------        ---------       ---------            ---------

COMMITMENTS AND CONTINGENCIES                     --               --              --                   --
                                             ---------        ---------       ---------            ---------

PARTNERS' EQUITY (DEFICIT):
  General partner                                  587             --              (848)(10)            (261)
  Limited partner                               55,434             --           (41,550)(10)          13,884
  Other                                        (12,531)            --              --                (12,531)
  Note receivable from partner                 (48,227)            --              --                (48,227)
  Subsidiary equity                               --             88,319          88,319 (11)            --
                                             ---------        ---------       ---------            ---------

   Total Partners' equity (deficit)             (4,737)          88,319          45,921              (47,135)
                                             ---------        ---------       ---------            ---------

TOTAL LIABILITIES AND PARTNERS' EQUITY
 (DEFICIT)                                   $ 633,028        $ 100,439       $   2,529            $ 535,118
                                             =========        =========       =========            =========

    See accompanying notes to Pro Forma Condensed Consolidated Balance Sheet

                                           FOAMEX L.P. AND SUBSIDIARIES
                                         FOOTNOTES TO PRO FORMA CONDENSED
                                            CONSOLIDATED BALANCE SHEET
                                              (dollars in thousands)

(1) Represents the historical consolidated balance sheet of Foamex as of March 31, 1996.

(2) To eliminate the assets and liabilities included in the balance sheet of Perfect Fit as of March 31, 1996 after the contribution of the intercompany loan and accrued interest thereon.

(3) Other current assets excluded from the sale of Perfect Fit and retained by Foamex.

(4) Property, plant and equipment excluded from the sale of Perfect Fit and retained by Foamex.

(5) The write-off of debt issuance costs associated with the retirement of $12.0 million of Foamex bank term loan borrowings and $31.1 million of Senior Secured Notes with the net proceeds from the sale of Perfect Fit.

(6)     Notes receivable excluded from the sale of Perfect Fit and
        retained by Foamex.                                              $  979

        Cash received by Foamex from Perfect Fit for the period
        from April 1, 1996 through June 30, 1996                          1,945
                                                                         ------

        Total                                                            $2,924
                                                                         ======

(7) Represents the current portion of Foamex bank term loan borrowings retired with the net proceeds from the sale of Perfect Fit.

(8)     Accrued liabilities excluded from the sale of Perfect Fit and
        retained by Foamex                                              $   747

        Estimated income tax benefit for the estimated operating
        losses of Perfect Fit from April 1, 1996 until the date of disposal (see Item 10) assuming a 41% effective income tax
        rate                                                             (1,035)
                                                                        -------
        Total                                                           $  (288)
                                                                        =======

(9)     Long-term portion of Foamex bank term loan borrowings
        retired with the net proceeds from the sale of Perfect Fit      $ 9,000

        Long-term portion of Senior Secured Notes expected to be
        retired with the net proceeds from the sale of Perfect Fit       31,104
                                                                        -------

        Total                                                           $40,104
                                                                        =======

(10)    Estimated operating losses of Perfect Fit from April 1, 1996
        until the date of disposal                                      $ 2,524

        Write-off of debt issuance costs (see Item 5) associated with the retirement of the Foamex bank term loan borrowings and
        Senior Secured Notes                                              1,491

        Premium paid on early retirement of the Senior Secured Notes        321

        Loss on sale of Perfect Fit                                      39,097

        Estimated income tax benefit (see Note 8)                        (1,035)
                                                                        -------

        Total                                                           $42,398
                                                                        =======

                     FOAMEX L.P. AND SUBSIDIARIES
                   FOOTNOTES TO PRO FORMA CONDENSED
                      CONSOLIDATED BALANCE SHEET
                        (dollars in thousands)

(10)   Continued:

       Allocation of 2% of net loss to General Partners                $    848

       Allocation of 98% of net loss to Limited Partner                  41,550
                                                                        -------

        Total                                                           $42,398
                                                                        =======

(11)   Represents the write-off of Perfect Fit's equity.

                     FOAMEX L.P. AND SUBSIDIARIES
      HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
                 for the Year Ended January 1, 1995 (unaudited)
                                   (thousands)

                                                               Perfect
                                             Foamex (1)         Fit (2)       Adjustments            Total
                                            -----------       ----------      -----------         --------

Net sales                                     $921,498        $ 95,381        $  2,412   (3)        $828,529

Cost of goods sold                             761,558          77,181           2,412   (3)         686,789
                                              --------        --------        --------              --------

Gross profit                                   159,940          18,200               -               141,740

Selling, general and administrative
  expenses                                      70,426          14,030               -                56,396
                                              --------        --------       ---------              --------

Income from operations                          89,514           4,170               -                85,344

Interest and debt issuance expense              45,099           4,359             688   (4)          41,428

Other income, net                                  786               -               -                   786
                                             ---------      ----------       ---------             ---------

Income (loss) from continuing operations
  before provision for income taxes             45,201            (189)           (688)               44,702

Provision for income taxes                       5,766             403               -   (5)           5,363
                                             ---------        --------         -------              --------

Income (loss) from continuing operations        39,435            (592)           (688)               39,339

Operating income from discontinued
  operations, net of income taxes                    -             592             688                    96
                                           -----------        --------       ---------            ----------

Net income                                    $ 39,435       $       -      $        -              $ 39,435
                                              ========       =========      ==========              ========


















      See accompanying notes to Historical Condensed Consolidated
                  Statements of Operations (Restated)

                     FOAMEX L.P. AND SUBSIDIARIES
      HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
         for the thirteen week period ended October 1, 1995 (unaudited)
                                   (thousands)

                                                               Perfect
                                            Foamex (1)         Fit (2)       Adjustments            Total
                                            -----------       ----------      -----------         --------

Net sales                                     $237,061        $ 25,243         $ 910   (3)          $212,728

Cost of goods sold                             202,813          20,925           910   (3)           182,798
                                              --------        --------         -----                --------

Gross profit                                    34,248           4,318             -                  29,930

Selling, general and administrative
  expenses                                      17,017           3,802             -                  13,215
                                              --------        --------        ------                --------

Income from operations                          17,231             516             -                  16,715

Interest and debt issuance expense              12,256           1,760           659   (4)            11,155

Other income, net                                  168               -             -                     168
                                             ---------       ---------        ------                --------

Income (loss) from continuing operations
  before provision for income taxes              5,143          (1,244)         (659)                  5,728

Provision (benefit) for income taxes               236               -           (72) (5)                164
                                             ---------       ---------          -----               --------

Income (loss) from continuing operations         4,907          (1,244)         (587)                  5,564

Operating loss from discontinued
  operations, net of income taxes                    -           1,244           587                    (657)
                                            ----------        --------         -----                --------

Net income                                    $  4,907       $       -        $    -                $  4,907
                                              ========       =========        ======                ========


















      See accompanying notes to Historical Condensed Consolidated
                  Statements of Operations (Restated)

                     FOAMEX L.P. AND SUBSIDIARIES
      HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
                for the Year Ended December 31, 1995 (unaudited)
                                   (thousands)

                                                                Perfect
                                             Foamex (1)          Fit (2)       Adjustments           Total
                                             -----------       ----------      -----------         ---------

Net sales                                      $946,243       $ 98,464       $ 4,200   (3)          $851,979

Cost of goods sold                              831,912         83,518         4,200   (3)           752,594
                                               --------       --------       -------                --------

Gross profit                                    114,331         14,946             -                  99,385

Selling, general and administrative
  expenses                                       77,250         15,303             -                  61,947

Restructuring and other charges                  41,950          2,701             -                  39,249
                                               --------       --------       -------                --------

Loss from operations                             (4,869)        (3,058)           -                   (1,811)

Interest and debt issuance expense               49,249          6,762         2,402   (4)            44,889

Other income, net                                   673              -             -                     673
                                               --------       --------       -------                --------

Loss from continuing operations before
  provision for income taxes                    (53,445)        (9,820)       (2,402)                (46,027)

Provision (benefit) for income taxes             (1,258)        (1,261)           -   (5)                  3
                                               --------       --------       -------                --------

Loss from continuing operations                 (52,187)        (8,559)       (2,402)                (46,030)

Operating loss from discontinued
  operations, net of income taxes                     -          8,559         2,402                  (6,157)
                                               --------      ---------       -------                --------

Net loss                                       $(52,187)     $       -       $     -                $(52,187)
                                               ========      =========       =======                ========















      See accompanying notes to Historical Condensed Consolidated
                  Statements of Operations (Restated)

                     FOAMEX L.P. AND SUBSIDIARIES
      HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)
            for the thirteen weeks ended March 31, 1996 (unaudited)
                                   (thousands)


                                                               Perfect
                                            Foamex (1)         Fit (2)       Adjustments            Total
                                            -----------       ----------     ------------         --------

Net sales                                      $243,599        $25,162         $ 694   (3)          $219,131

Cost of goods sold                              203,318         20,912           694   (3)           183,100
                                               --------       --------         -----               ---------

Gross profit                                     40,281          4,250             -                  36,031

Selling, general and administrative
  expenses                                       16,627          3,026             -                  13,601
                                               --------       --------        ------               ---------

Income from operations                           23,654          1,224             -                  22,430

Interest and debt issuance expense               11,607          1,848           654   (4)            10,413

Other income, net                                   200              -             -                     200
                                               --------      ---------        ------                --------

Income (loss) from continuing operations
  before provision for income taxes              12,247           (624)         (654)                 12,217

Provision for income taxes                          412              -           307   (5)               719
                                               --------      ---------         -----                --------

Income (loss) from continuing operations         11,835           (624)         (961)                 11,498

Operating income from discontinued
  operations, net of income taxes                     -            624           961                     337
                                             ----------        -------         -----               ---------

Net income                                     $ 11,835       $      -        $    -                $ 11,835
                                               ========       ========        ======                ========















      See accompanying notes to Historical Condensed Consolidated
                  Statements of Operations (Restated)

                     FOAMEX L.P. AND SUBSIDIARIES
                   FOOTNOTES TO HISTORICAL CONDENSED
           CONSOLIDATED STATEMENTS OF OPERATIONS (Restated)



(1) Represents the historical condensed consolidated statements of operations of Foamex for the period indicated.

(2) To eliminate the statements of operations of Perfect Fit for the period indicated.

(3) Represents an adjustment for the elimination of intercompany sales with Perfect Fit.

(4) Represents the net effect of eliminating Perfect Fit's intercompany interest expense to Foamex L.P. offset by an allocation of corporate expense based on the debt that Foamex intends to retire from the net proceeds from the sale of Perfect Fit.

(5) Represents an allocation of income taxes in accordance with SFAS 109 "Accounting for Income Taxes."

Exhibits

       2 Agreement and Plan of Merger, as amended, dated as of June 11, 1996, by and among PFI Subsidiary, Inc., PFI Acquisition Corp., Jody B. Vitale, Perfect Fit Industries, Inc., General Felt Industries, Inc., and Foamex L.P. Incorporated herein by reference from the Foamex L.P. Form 8-K reporting an event which occurred on June 11, 1996.*


- --------

* Incorporated herein by reference to Form 8-K Current Report of Foamex L.P. dated as of June 11, 1996, and filed with the Securities and Exchange Commission on June 17, 1996.

                              SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FOAMEX L.P.



Date:  August 12, 1996                      By:    /s/ Kenneth R. Fuette
                                                ------------------------
                                            Name:   Kenneth R. Fuette
                                            Title:  Chief Financial Officer and
                                                    Chief Accounting Officer


                                            FOAMEX CAPITAL CORPORATION



Date:  August 12, 1996                      By:    /s/ Kenneth R. Fuette
                                                ------------------------
                                            Name:   Kenneth R. Fuette
                                            Title:  Chief Financial Officer and
                                                    Chief Accounting Officer

                             EXHIBIT INDEX


Exhibit                                                                     Page

   2 Agreement and Plan of Merger, as amended, dated as of June 11, 1996, by and among PFI Subsidiary, Inc., PFI Acquisition Corp., Jody B. Vitale, Perfect Fit Industries, Inc., General Felt Industries, Inc., and Foamex L.P. Incorporated herein by reference from the Foamex L.P. Form 8-K reporting an event which occurred on June 11, 1996.*

- ----------

* Incorporated herein by reference to Form 8-K Current Report of Foamex L.P. dated as of June 11, 1996, and filed with the Securities and Exchange Commission on June 17, 1996.